EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Transition Report of iPCS, Inc. (the “Company”) on Form 10-Q for the transition period from October 1, 2005 to December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy M. Yager
Timothy M. Yager, President and Chief Executive Officer
February 13, 2006

/s/ Stebbins B. Chandor, Jr.
Stebbins B. Chandor, Jr., Executive Vice President and Chief Financial Officer
February 13, 2006